                                                                    EXHIBIT 10.3




                                     LEASE
                     7600-A North Capital of Texas Highway
                                 Austin, Texas


     Article 1    Reference Data.......................................................  1
             1.1  Introduction and Subjects Referred To................................  1
             1.2  Exhibits.............................................................  2
     Article 2    Premises and Term....................................................  3
             2.1  Premises.............................................................  3
             2.2  Term.................................................................  3
             2.3  Extension Option.....................................................  3
             2.4  Measurement of the Premises..........................................  5
     Article 3    Condition............................................................  5
             3.1  Condition............................................................  5
             3.2  Preparation of the Premises..........................................  5
     Article 4    Rent, Additional Rent, Insurance and Other Charges...................  6
             4.1  The Annual Fixed Rent................................................  6
             4.2  Additional Rent......................................................  6
           4.2.1  Real Estate Taxes....................................................  7
           4.2.2  Operating Costs......................................................  8
             4.3  Personal Property and Sales Taxes.................................... 11
             4.4  Insurance............................................................ 11
             4.5  Utilities............................................................ 12
             4.6  Late Payment of Rent................................................. 13
             4.7  Security Deposit..................................................... 13
     Article 5    Landlord's Covenants................................................. 15
             5.1  Affirmative Covenants................................................ 15
           5.1.1  Heat and Air-Conditioning............................................ 15
           5.1.2  Electricity.......................................................... 15
           5.1.3  Cleaning; Water...................................................... 15
           5.1.4  Elevator and Lighting................................................ 15
           5.1.5  Repairs and Maintenance.............................................. 15
           5.1.6  Landlord Indemnity................................................... 16
           5.1.7  Landlord's Insurance................................................. 16
             5.2  Interruption......................................................... 16
             5.3  Outside Services..................................................... 17
             5.4  Parking.............................................................. 17
     Article 6    Tenant's Additional Covenants........................................ 18
             6.1  Affirmative Covenants................................................ 18
           6.1.1  Perform Obligations.................................................. 18
           6.1.2  Use.................................................................. 18
           6.1.3  Repair and Maintenance............................................... 18
           6.1.4  Compliance with Law.................................................. 18
           6.1.5  Indemnification...................................................... 18
           6.1.6  Landlord's Right to Enter............................................ 19
           6.1.7  Personal Property at Tenant's Risk................................... 19
           6.1.8  Payment of Landlord's Cost of Enforcement............................ 19
           6.1.9  Yield Up............................................................. 19
          6.1.10  Rules and Regulations................................................ 20
          6.1.11  Estoppel Certificate................................................. 20


               6.1.12  Landlord's Expenses For Consents............................. 20
               6.1.13  Financial Information........................................ 20
         6.2   Negative Covenants................................................... 20
               6.2.1  Assignment and Subletting..................................... 20
               6.2.2  Nuisance...................................................... 24
               6.2.3  Floor Load; Heavy Equipment................................... 24
               6.2.4  Electricity................................................... 24
               6.2.5  Installation, Alterations or Additions........................ 25
               6.2.6  Abandonment................................................... 26
               6.2.7  Signs......................................................... 26
               6.2.8  Oil and Hazardous Materials................................... 26
Article  7     Casualty or Taking................................................... 27
         7.1   Termination.......................................................... 27
         7.2   Restoration.......................................................... 28
         7.3   Award................................................................ 28
Article  8     Defaults............................................................. 28
         8.1   Default of Tenant.................................................... 28
         8.2   Remedies............................................................. 29
         8.3   Other Remedies....................................................... 30
         8.4   Remedies Cumulative.................................................. 31
         8.5   Landlord's Right to Cure Defaults.................................... 31
         8.6   Holding Over......................................................... 32
         8.7   Effect of Waivers of Default......................................... 32
         8.8   No Waiver, Etc....................................................... 32
         8.9   No Accord and Satisfaction........................................... 32
Article  9     Rights of Holders.................................................... 32
         9.1   Rights of Mortgagees or Ground Lessor................................ 32
         9.2   Modifications........................................................ 33
Article 10     Miscellaneous Provisions............................................. 34
        10.1   Notices.............................................................. 34
        10.2   Quiet Enjoyment; Landlord's Right to Make Alterations, Etc........... 34
        10.3   Lease not to be Recorded............................................. 35
        10.4   Assignment of Rents and Transfer of Title; Limitation of Landlord's
                  Liability......................................................... 35
        10.5   Landlord's Default................................................... 36
        10.6   Notice to Mortgagee and Ground Lessor................................ 36
        10.7   Brokerage............................................................ 36
        10.8   Applicable Law and Construction...................................... 36

                                                                    EXHIBIT 10.3
                                     LEASE
                     7600-A North Capital of Texas Highway
                                 Austin, Texas


                                   Article 1

                                 Reference Data
                                 --------------

     1.1  Introduction and Subjects Referred To.  This is a lease (this "Lease")
          -------------------------------------                          -----
entered into by and between Hub Properties Trust, a Maryland real estate investment trust ("Landlord") and Netpliance, Inc., a Delaware corporation
                   --------
("Tenant").
--------

     Each reference in this Lease to any of the following terms or phrases shall be construed to incorporate the corresponding definition stated in this Section 1.1.

     Date of
     this Lease:     May 30, 2000.

     Property:       The three buildings known as Lakewood on the Park, 7600 A,
                     B and C located at 7600 North Capital of Texas Highway,
                     Austin, Texas, and the land parcels on which they are located and the sidewalks adjacent thereto, as further described on Exhibit A-1.

     Premises:       The entire rentable areas of the building known as Building
                     A, 7600 North Capital of Texas Highway, Austin, Texas (the
                     "Building"), excluding the areas described in Section 2.1,
                     --------
                     as further shown on Exhibit A hereto.

     Premises
     Rentable Area:  30,000 square feet.

     Original Term:  Commencing as of April 1, 2001 (the "Commencement Date")
                                                          -----------------
                     and expiring on June 30, 2005; provided however Tenant may extend the Original Term to a date not later than August 30, 2005 by notice to Landlord not later than July 1, 2000.

     Annual
     Fixed Rent:     The sum of (i) for the period April 1, 2001 through March
                     31, 2002, $585,000, (ii) for the period April 1, 2002
                     through March 31, 2003, $600,000, (iii) for the period
                     April 1, 2003 through March 31, 2004, $615,000, (iv) for
                     the period April 1, 2004 through June 30, 2005, $630,000 per annum, and (if applicable) (v) for any additional period during the Original Term, $660,000 per annum.

     Permitted
     Uses: General office purposes, subject to the provisions of Subsection 6.1.2.

     Security
     Deposit: From the Date of this Lease through the day preceding the first anniversary of the Commencement Date, the Security Deposit shall be $589,050; during the second twelve months of the Original Term, the Security Deposit shall be $471,240; during the third twelve months, the Security Deposit shall be $353,430; and during the remainder of the Original Term, the Security Deposit shall be $235,620; and the Security Deposit shall be eliminated as of the date Tenant shall have and shall have maintained for at least one
                          (1) continuous calendar year at any time from the Date of this Lease a tangible net worth computed in accordance with generally accepted accounting principles of at least $75,000,000, and shall have given Landlord evidence reasonably satisfactory to Landlord thereof, provided, however, no reduction or elimination in the amount of the Security Deposit shall occur if there shall have existed a Default of Tenant at any time prior to the date such reduction or elimination would otherwise have occurred. In lieu of a cash Security Deposit, Tenant may deposit with Landlord an irrevocable letter of credit, as further provided in Section 4.7.

     Commercial General
     Liability Insurance
     Limits: $5,000,000 per occurrence (combined single limit) for property damage, bodily and personal injury and death.

     Original
     Address of
     Landlord:            c/o REIT Management & Research, Inc. 6300 Bridgepoint
                          Parkway, Suite 125 Austin, TX 78730-5073

     1.2  Exhibits.  The Exhibits listed below in this section are incorporated
          --------
in this Lease by reference and are to be construed as a part of this Lease.

     EXHIBIT A.    Plan showing the Premises.
     EXHIBIT A-1.  Description of the Property.
     EXHIBIT B.    Rules and Regulations.
     EXHIBIT C.    Alterations Requirements.
     EXHIBIT D.    Contractor's Insurance Requirements.
     EXHIBIT E.    Clerk's Certificate.

                                   Article 2

                               Premises and Term
                               -----------------

     2.1  Premises.  Landlord hereby leases to Tenant and Tenant hereby leases
          --------
from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding exterior faces of exterior walls, the roof, elevator shafts and other areas used by Landlord to perform its obligations with this Lease, the elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the common areas of the Property.

     2.2  Term.  The term of this Lease shall be for a period beginning on the
          ----
Commencement Date (as defined in Section 3.1) and continuing for the Original Term and any extension thereof in accordance with the provision of this Lease, unless sooner terminated as hereinafter provided. When the dates of the beginning and end of the Original Term have been determined such dates shall be evidenced by a document executed by Landlord and Tenant and delivered each to the other, but the failure of Landlord and Tenant to execute or deliver such document shall have no effect upon such dates. The Original Term and any extension thereof in accordance with the provisions of this Lease are hereinafter referred to as the "term" of this Lease.
                                ----

     2.3  Extension Option. So long as this Lease is still in full force and
          ----------------
effect, and the named Tenant as set forth in Section 1.1 (or any successor by merger, or any Affiliate) shall actually occupy the entire Premises, Tenant shall have the right to extend the term of this Lease for one (1) additional period (the "Extended Term") of five (5) years. The Extended Term shall commence
             -------------
on the day succeeding the expiration of the Original Term and shall end on the day immediately preceding the fifth anniversary of the commencement of the Extended Term. All of the terms, covenants and provisions of this Lease applicable immediately prior to the expiration of the Original Term shall apply to the Extended Term except that (i) the Annual Fixed Rent for the Extended Term shall be greater of (a) the Annual Fixed Rent in effect on the day preceding the commencement of such Extended Term without giving effect to any abatements, setoffs or concession then in effect, or (b) the Market Rate (as hereinafter defined) for the Premises determined as of the commencement of such Extended Term, which shall be designated by Landlord by notice to Tenant ("Landlord's
                                                                  ----------
Notice"), but which shall be subject to Tenant's right to dispute as hereinafter
------
provided, Landlord agreeing to provide Landlord's Notice to Tenant within thirty
(30) days after receipt by Landlord of Tenant's notice of its election to extend the term provided such notice from Tenant requests that the determination be made within such 30-day period; and (ii) Tenant shall have no further right to extend the term of this Lease beyond the Extended Term hereinabove provided. If Tenant shall elect to exercise the aforesaid option, it shall do so by giving Landlord notice of its election not later than one year, nor sooner than fourteen (14) months, prior to the expiration of the Original Term. If Tenant fails to give such notice to Landlord, the term of this Lease shall automatically terminate no later than the end of the Original Term, and Tenant shall have no further option to extend the term of this Lease, it being agreed that time is of the essence with respect to the giving of any such notice. If Tenant shall extend the term hereof pursuant to the provisions of this Section 2.3, such extension shall be automatically effected without the execution of any additional documents, but Tenant shall, at

Landlord's request, execute an agreement confirming the Annual Fixed Rent for the applicable Extended Term.

     "Market Rate" shall mean the then annual rental rate and terms for the
      -----------
Premises for the Extended Term (determined as set forth below). If Tenant disagrees with Landlord's designation of the Market Rate, and the parties cannot agree upon the Market Rate by the date that is thirty (30) days following Landlord's Notice, then the Market Rate shall be submitted to appraisal as follows: Within fifteen (15) days after the expiration of such thirty (30) day period, Landlord and Tenant shall each give notice to the other specifying the name and address of the appraiser each has chosen. The two appraisers so chosen shall meet within ten (10) days after the second appraiser is appointed and if, within twenty (20) days after the second appraiser is appointed, the two appraisers shall not agree upon a determination of the Market Rate in accordance with the following provisions of this Section 2.3 they shall together appoint a third appraiser. If only one appraiser shall be chosen whose name and address shall have been given to the other party within such fifteen (15) day period and who shall have the qualifications hereinafter set forth, that sole appraiser shall render the decision which would otherwise have been made as hereinabove provided.

     If said two appraisers cannot agree upon the appointment of a third appraiser within ten (10) days after the expiration of such twenty (20) day period, then either party, on behalf of both and on notice to the other, may request such appointment by the then President of the American Arbitration Association (or any successor organization) in accordance with its then prevailing rules. In the event that all three appraisers cannot agree upon such Market Rate within ten (10) days after the third appraiser shall have been selected, then each appraiser shall submit his or her designation of such Market Rate to the other two appraisers in writing; and Market Rate shall be determined by calculating the average of the two numerically closest (or, if the values are equidistant, all three) values so determined.

     Each of the appraisers selected as herein provided shall have at least ten
(10) years experience as a commercial real estate broker in the City of Austin, Texas area dealing with properties of the same type and quality as the Building. Each party shall pay the fees and expenses of the appraiser it has selected and the fees of its own counsel. Each party shall pay one half (1/2) of the fees and expenses of the third appraiser (or the sole appraiser, if applicable) and all other expenses of the appraisal. The decision and award of the appraiser(s) shall be in writing and shall be final and conclusive on all parties, and counterpart copies thereof shall be delivered to both Landlord and Tenant. Judgment upon the award of the appraiser(s) may be entered in any court of competent jurisdiction.

     Both appraisers or a majority of them (or the sole appraiser, if applicable) shall determine the Market Rate of the Premises for the applicable period as of the commencement of the applicable Extended Term and render a decision and award as to their determination to both Landlord and Tenant (a) within twenty (20) days after the appointment of the second appraiser, (b) within twenty (20) days after the appointment of the third appraiser or (c) within fifteen (15) days after the appointment of the sole appraiser, as the case may be. In rendering such decision and award, the appraiser(s) shall assume (i) that the Premises are available in the then rental market, (ii) that Landlord has had a reasonable time to locate a tenant, (iii) that neither Landlord nor the prospective tenant is under a compulsion to rent, (iv) that Landlord and Tenant are typically motivated, well-informed and well-advised, and each is acting in what it considers its own best interest, (v) the Premises (w) are fit for immediate occupancy and use "as is", (x) require no additional work by Landlord or Tenant,
(y) are appropriate and desired for immediate occupancy by Tenant, and (z) contain no work that has been carried out thereon by Tenant, its subtenant(s), or its or their successors-in-interest during the Term of this Lease which has diminished the rental value of the Premises, and (vi) that in the event the Premises are destroyed or damaged by fire or other casualty prior to the commencement of the Extended Term, they have been fully restored. The appraisers shall also take into consideration any increases or possible increases in rent then being included in leases for comparable space in the Building or in comparable buildings based on changes in price indices, cost of living or other similar increases, or periodic market rental adjustments. In rendering such decision and award, the appraiser(s) shall consider the market fixed annual rents then being charged for comparable space in comparable buildings in the greater Austin, Texas area, but shall not modify the provisions of this Lease.

     If the dispute between the parties as to the Market Rate has not been resolved before the commencement of Tenant's obligation to pay the Annual Fixed Rent based upon determination of such Market Rate, then Tenant shall pay the Annual Fixed Rent under the Lease based upon the Market Rate designated by Landlord in Landlord's Notice until either the agreement of the parties as to the Market Rate, or the decision of the appraiser(s), as the case may be, at which time Tenant shall pay any underpayment of the Annual Fixed Rent to Landlord, or Landlord shall refund any overpayment of the Annual Fixed Rent to Tenant.

     Landlord and Tenant hereby waive the right to an evidentiary hearing before the appraiser(s) and agree that the appraisal shall not be an arbitration nor be subject to state or federal law relating to arbitrations.

     2.4  Measurement of the Premises. Landlord and Tenant agree that the
          ---------------------------
Premises Rentable Area identified in Section 1.1 is recited for Landlord's administrative purposes only and that, although the Annual Fixed Rent has been determined by reference to such square footage (regardless of the possibility that the actual measurement of the Premises may be more or less than the number identified, irrespective of measurement method used), Annual Fixed Rent .

                                   Article 3

                                   Condition
                                   ---------

     3.1  Condition. Tenant acknowledges that it has occupied the entire
          ---------
Premises prior to the Date of this Lease and is fully familiar therewith and is leasing the Premises in "as is" condition without warranty or representation by Landlord.

     3.2  Preparation of the Premises. Tenant acknowledges that it shall perform
          ---------------------------
certain leasehold improvements ("Tenant's Work") in the Premises. Tenant shall,
                                 -------------
promptly and expeditiously, prepare and complete plans and specifications necessary for Tenant's Work (collectively, "Tenant's Plans") which shall be in
                                            --------------
accordance with Landlord's plan and submission standards set forth in Exhibit C attached hereto and made a part hereof, and submit the same to Landlord for Landlord's approval, and promptly prepare and resubmit any revisions thereof necessary as a result of Landlord's disapproval, and perform Tenant's Work, all in accordance with the requirements specified in
Section 6.2.4 and Exhibit C. Tenant shall substantially complete Tenant's Work, at Tenant's sole cost and expense (except to the extent of Landlord's Contribution, as hereinafter defined). Although Landlord may withhold approval to Tenant's Plans for any good faith reason, failure by Landlord to disapprove any of Tenant's Plans within fifteen (15) Business Days after the date of Landlord's receipt of Tenant's submission or resubmission shall constitute approval thereof.

     The Premises shall be deemed substantially completed on the first day of which (i) Tenant's Work has been completed except for items of work (and, if applicable, adjustment of equipment and fixtures) which can be completed after occupancy has been taken without causing undue interference with Tenant's business; and (ii) Tenant has obtained a certificate of occupancy for the Premises. Within thirty (30) days following receipt by Landlord of invoices for Tenant's Work from Tenant's contractor(s) and lien waivers from such contractors, and provided the Premises are substantially completed as aforesaid and there shall then exist no Default of Tenant, Landlord shall remit to Tenant that amount ("Landlord's Contribution") being the lesser of the cost of Tenant's
              -----------------------
Work (excluding any Removables, as defined in Section 6.2.5) shown by such invoices and $150,000. To avoid any dispute between Landlord and Tenant as to the applicability for any invoice for Tenant's Work as opposed to other work performed in the Premises, Tenant agrees that Landlord shall not be required to apply Landlord's Contribution toward any invoice submitted later than six (6) months after Commencement Date; but Landlord agrees that Tenant's Work may be performed prior to the Commencement Date, provided Tenant is lawfully in possession of the Premises at such time.

                                   Article 4

               Rent, Additional Rent, Insurance and Other Charges
               --------------------------------------------------

     4.1  The Annual Fixed Rent. Tenant agrees to pay to Landlord, or as
          ---------------------
otherwise directed by Landlord, commencing on the Commencement Date, without offset, abatement (except as provided in Section 5.2 and Article 7), deduction or demand, the Annual Fixed Rent. Annual Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this Lease, at the Original Address of Landlord, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a domestic bank.

     Annual Fixed Rent for any partial month shall be prorated on a daily basis, and if Annual Fixed Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Annual Fixed Rent commences and shall be equal to a proportionate part of the monthly installment of Annual Fixed Rent for the partial month in which Annual Fixed Rent commences plus the installment of Annual Fixed Rent for the succeeding calendar month.

     4.2  Additional Rent.  Tenant covenants and agrees to pay all Taxes and
          ---------------
Operating Costs as provided in Sections 4.2.1 and 4.2.2, and all other charges and amounts payable by or due from Tenant to Landlord (all such amounts referred to in this sentence being "Additional Rent").
 ---------------

          4.2.1 Real Estate Taxes. Tenant shall pay to Landlord, as Additional
                -----------------
Rent, the Building's share (as reasonably determined by Landlord) of Taxes (as hereinafter defined) assessed against the Property (or estimated to be due by governmental authority) for any fiscal tax period (a "Tax Year") during the term
                                                      --------
of this Lease "Tenant's Tax Obligation"). If the Building and/or land on which
               -----------------------
it is located is separately assessed from other buildings and land, the Building's share of building or land Taxes (as applicable) shall be the amount so separately assessed. Except as otherwise provided in the immediately following paragraph, Tenant shall pay Tenant's Tax Obligation to Landlord at least ten (10) days prior to the date or dates within any year during the term hereof that the same, or any fractional share thereof, shall be due and payable to any governmental authority responsible for collection of same (as stated in a notice to Tenant given at least twenty (20) days prior to the date or dates any such payment shall be due, which notice shall set forth the manner of computation of Tenant's Tax Obligation due from Tenant), except that such payment shall be made to Landlord not later than ten (10) days after such notice to Tenant, if such notice is given subsequent to the date twenty (20) days prior to the date the same is due and payable as aforesaid.

     Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of Annual Fixed Rent, reasonably estimated payments on account of the Tenant's Tax Obligation, such monthly amounts to be sufficient to provide Landlord by the time Tax payments are due or are to be made by Landlord a sum equal to the Tenant's Tax Obligation, as reasonably estimated by Landlord from time to time on account of Taxes for the then current Tax Year. If the total of such monthly remittances for any Tax Year is greater than the actual Taxes for such Tax Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Taxes (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligations to Landlord); if the total of such remittances is less than the Tenant's Tax Obligation for such Tax Year, Tenant shall pay the difference to Landlord within ten (10) days after being so notified by Landlord.

     If, after Tenant shall have made all payments due to Landlord pursuant to this subsection 4.2.1, Landlord shall receive a refund of any portion of Taxes as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise (without either party having any obligation to undertake any such proceedings), Landlord shall pay or credit to Tenant that percentage of the refund (after first deducting any expenses, including attorneys', consultants' and appraisers' fees, incurred in connection with obtaining any such refund) which equals the percentage of the applicable Tax Year included in the term hereof, provided however, in no event shall Tenant be entitled to receive more than the sum of payments actually made by Tenant on account of Taxes with respect to such Tax Year.

     In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, then the amount of Tenant's Tax Obligation which may be otherwise payable by Tenant as provided in this subsection 4.2.1 shall be appropriately apportioned and adjusted.

     "Taxes" shall mean all taxes, assessments, excises and other charges and
      -----
impositions which are general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature which are levied, assessed or imposed at any time during the term by any governmental authority upon or against the Property, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, income or excess profits taxes assessed on Landlord. Taxes also shall include all court costs, attorneys', consultants' and accountants' fees, and other expenses reasonably incurred by Landlord contesting Taxes through and including all appeals. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

          4.2.2  Operating Costs. Tenant shall pay to Landlord, as Additional
                 ---------------
Rent, all costs and expenses of every kind and nature paid or incurred by Landlord with respect to the Property in any twelve-month period established by Landlord (an "Operating Year") during the term of this Lease (such costs and
              -------------
expenses being "Operating Costs", as hereinafter more fully described). Except
                ---------------
as otherwise provided in the immediately following paragraph Tenant shall pay such Operating Costs ("Tenant's Operating Cost Obligation") to Landlord within
                       ----------------------------------
twenty (20) days from the date Landlord shall furnish to Tenant an itemized statement thereof, prepared, allocated and computed in accordance with then prevailing customs and practices of the real estate industry in the greater Austin area, consistently applied. Any year-end statement by Landlord relating to Operating Costs (other than an invoice for a monthly estimate) shall be final and binding upon Landlord and Tenant unless either party within six (6) months after Tenant's receipt thereof, shall contest any items therein by giving notice to the other specifying each item contested and the reasons therefor.

     Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Tenant's Operating Cost Obligation, such monthly amounts to be sufficient to provide to Landlord, by the end of each Operating Year, a sum equal to the Tenant's Operating Cost Obligation for such Operating Year, as estimated by Landlord from time to time during such Operating Year. If, at the expiration of each Operating Year in respect of which monthly installments of Operating Cost Excess shall have been made as aforesaid, the total of such monthly remittances is greater than the Tenant's Operating Cost Obligation for such Operating Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Operating Costs (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligation to Landlord); if the total of such remittances is less than the Operating Cost Excess for such Operating Year, Tenant shall pay the difference to Landlord within ten (10) days after being so notified by Landlord.

     In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Operating Year, then the amount of Tenant's Operating Cost

Obligation which may be payable by Tenant as provided in this subsection 4.2.2 shall be appropriately apportioned and adjusted.

     "Operating Costs" shall include, without limitation, all costs and expenses
      ---------------
paid or incurred for the operation, cleaning, management, maintenance, repair, upkeep and security of the Building and, in addition, the Building's share (as determined by Landlord) of such costs and expenses incurred for the benefit of the Property as a whole, including, without limitation:

     . all salaries, wages, fringe benefits, payroll taxes and workmen's compensation insurance premiums related thereto and all other costs paid or incurred with respect to employment of personnel engaged in operation, administration, cleaning, maintenance, repair, upkeep and security of the Property including, without limitation, supervisors, property managers, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers;

     . all utilities and other costs related to provision of heat (including oil, steam and/or gas), electricity, air conditioning, and water (including sewer charges) and other utilities to the Building or Property (exclusive of reimbursement to Landlord for any of same received as a result of direct billing to any tenant of the Property and excluding the cost of any utilities paid for directly by Tenant under Section 4.5 of this Lease);

     . all costs, including supplies, material and equipment costs, for cleaning and janitorial services to the Property, the Building and, if applicable, adjacent walks and ways (including, without limitation, trash removal and interior and exterior window cleaning), and interior and exterior landscaping and pest control;

     . the cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property;

     . all costs and premiums for fire, casualty, rental income, liability and such other insurance as may be maintained from time to time by Landlord relating to the Property and premiums for fidelity bonds covering persons having custody or control over funds or other property of Landlord relating to the Property;

     . all costs of maintaining, repairing, decorating, operating, administering, inspecting and protecting the Building and the Property (including, without limitation, lighting, installation, maintenance, repair and alteration of signs, snow removal on the Property and adjacent walks and ways, paving, patching and restriping of parking areas and operation, maintenance, replacement and repair of heating, ventilating and air conditioning equipment, fire protection and security systems, elevators, roofs, parking areas and any other common equipment, systems or facilities) and all costs of structural and other repairs and replacements (other than repairs for which Landlord has received full reimbursement from contractors, other tenants of the Property or from others) necessary to keep the Property in good working order, repair, appearance and condition (including, without limitation, fees, if any, imposed upon Landlord, or charged to the Property, by the state or municipality in which the Property is located on account of the need of the Property for increased or augmented public safety services);

     . all costs incurred in connection with the administration and supervision of all matters referred to in items (a) through (f) hereof and in performing Landlord's obligations under Article 5, including Landlord's office overhead costs provided that, if any such administrative or supervisory personnel are also employed on other property of Landlord, such cost of compensation shall be suitably prorated among the Property and such other properties;

     . payments under all service contracts relating to matters referred to in Items (a) through (g) hereof;

     . a management fee of four (4) percent of gross rents payable by Tenant hereunder; and

     . attorney's fees and disbursements incurred for the general benefit of Tenant or other tenants of the Property (and excluding any fees and disbursements incurred in tax abatement proceedings or in the preparation of leases) and auditing and other professional fees and expenses.

     Furthermore, if, during the term of this Lease, Landlord shall make any capital expenditure, the total cost of which is not included in Operating Costs for the Operating Year in which it was made, Landlord may include in Operating Costs for such Operating Year in which such expenditure was made and in Operating Costs for each succeeding Operating Year an annual charge-off of such capital expenditure. Annual charge-offs shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Property is located, by the number of years of useful life of the improvement, repair, alteration or replacement made with the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with then prevailing customs and practices of the real estate industry in the greater Austin area, consistently applied.

     Provided Tenant shall have timely paid all amounts invoiced by Landlord on account of Operating Costs for the applicable Operating Year, Landlord shall permit Tenant, at Tenant's expense except as otherwise hereinafter provided, to review, at Landlord's home office or other location containing such records, any of Landlord's invoices and statements relating to Operating Costs for such Operating Year, provided that such review is commenced within six (6) months of Tenant's receipt of Landlord's final statement of Operating Costs for the applicable Operating Year (the "Final Statement") and thereafter undertaken by Tenant (and not by any third party, including any third party compensated by Tenant on a contingency fee arrangement) with due diligence. If Tenant objects to Landlord's accounting of any Operating Costs, Tenant shall, on or before the date ten (10) months following receipt of the Final Statement, notify Landlord that Tenant disputes the correctness of such accounting, specifying the particular line items in which the accounting is claimed to be incorrect. If such dispute has not been settled by agreement within two (2) months thereafter, either party may submit the dispute to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. The decision of the arbitrators shall be final and binding on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction.

     If it should be agreed or decided that Operating Costs were overstated by five percent (5%) or more, then Landlord shall promptly reimburse Tenant for the reasonable costs incurred by Tenant in reviewing Landlord's invoices and statements, Tenant's reasonable arbitration costs plus any excess amount paid by Tenant on account of overstated Operating Costs and interest at the Default Rate. If it should be agreed or decided that Operating Costs were not overstated at all, then Tenant shall, as Additional Rent, promptly reimburse Landlord for its costs incurred in the arbitration and in preparing for Tenant's review of invoices and statements, and if Operating Costs shall have been understated or Tenant shall not have paid the Operating Cost Excess in full, Tenant shall, as Additional Rent, promptly pay any deficiency in the payments theretofore made on account of Operating Cost Excess. In the event of an overstatement which is less than five percent (5%), Landlord shall promptly reimburse Tenant any excess amount paid by Tenant on account of overstated Operating Costs, with interest at the Default Rate, and each party shall be responsible for its own costs incurred in connection with such dispute.

     Tenant keep confidential shall (and shall cause any third party assisting Tenant with any such audit to keep confidential) all information obtained during the audit process including any settlements or arbitration awards made.
Landlord may require Tenant to execute and deliver a separate confidentiality agreement further specifying Tenant's obligations and Landlord's remedies for breach, as a condition to commencement of the audit

     4.3  Personal Property and Sales Taxes. Tenant shall pay all taxes charged,
          ---------------------------------
assessed or imposed upon the personal property of Tenant and all taxes on the sales of inventory, merchandise and any other goods by Tenant in or upon the Premises.

     4.4  Insurance. Tenant shall, at its expense, take out and maintain,
          ---------
throughout the term of this Lease, the following insurance:

          4.4.1 Commercial general liability insurance (on an occurrence basis and on a 1988 ISO CGL form or its equivalent, including without limitation, broad form contractual liability, bodily injury, property damage, fire legal liability, and products and completed operations coverage) under which Tenant is named as an insured and Landlord (and the holder of any mortgage on the Premises or Property, as set out in a notice from time to time) are named (on an ISO Form 2026 or as otherwise acceptable to Landlord) as additional insureds as their interests may appear, in an amount which shall, at the beginning of the term, be at least equal to the Commercial General Liability Insurance Limits, and, which, from time to time during the term, shall be for such higher limits, if any, as Landlord shall determine to be customarily carried in the area in which the Premises are located at property comparable to the Premises and used for similar purposes;

     Worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises; and

     So-called "all-risk" property insurance on a "replacement cost" basis with an agreed value endorsement covering all furniture, furnishings, fixtures and equipment and other personal property brought to the Premises by Tenant and all improvements and betterments to the Premises performed at Tenant's expense.

          4.4.2 All such policies shall contain a clause confirming that such policy and the coverage evidenced thereby shall be primary with respect to any insurance policies carried by Landlord and shall be obtained from responsible companies qualified to do business and in good standing in the state or district in which the Property is located, which companies shall have a general policy holder's rating in Best's of at least A+ X or otherwise be acceptable to Landlord. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate (on ACORD Form 27 or its equivalent) of the insurer, certifying that such policy has been issued and paid in full, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the term of this Lease and, upon renewals, not less than thirty
(30) days prior to the expiration of such coverage. Each such policy shall be non-cancelable and not materially changed with respect to the interest of Landlord and such mortgagees of the Property (and others that are in privity of estate with Landlord of which Landlord provides notice to Tenant from time to time) without at least thirty (30) days' prior written notice thereto. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it provided that such blanket policy shall reference the Premises, and shall guarantee a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder.

          4.4.3 Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each property damage insurance policy obtained by it and covering the Building, the Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation and permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Premises by, through or under Tenant. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission from such insurance companies.

     Subject to the foregoing provisions of this Subsection 4.4.3, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim which it might otherwise have against the other party for loss, damage or destruction of or to its property to the extent such damage is or would be covered by policies of insurance required by this Lease to be carried by the respective parties hereunder. In addition, Tenant agrees to exhaust any and all claims against its insurer(s) prior to commencing an action against Landlord for any property loss.

     4.5  Utilities.  Tenant shall pay all charges for telephone and other
          ---------
utilities or services not supplied by Landlord pursuant to Subsections 5.1.1 and 5.1.2, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Except as otherwise provided in this Subsection 4.5 or in Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all utilities and services and that Landlord shall be under no obligation to furnish any utilities to the Premises.

     If permitted by law, Landlord shall have the right at any time, and from time to time during the term of this Lease, to contract for electric services from the company of Landlord's choice, whether the company is the provider currently providing electric service to the Property ("Current Provider") or a
                                                       ----------------
different company or companies ("Alternate Provider").  Tenant shall cooperate
                                 ------------------
with Landlord and Current Provider or Alternate Provider at all times, and, as reasonably necessary, shall allow Landlord and Current Provider or Alternate Provider reasonable access to the electric lines, feeders, risers, wiring, and any other equipment within the Premises. To the extent Tenant has with Landlord's approval (and subject to the provisions of Sections 5.3, 6.1.12, 6.2.4 and 6.2.5) made its own arrangement for the installation or provision of electrical services, Landlord shall use reasonable efforts to cooperate with the Alternate Provider, as reasonably necessary, and shall allow Tenant and the Alternate Provider reasonable access to the electric lines, feeders, risers, wiring and any other equipment within the Premises.

     4.6  Late Payment of Rent.  If any installment of Annual Fixed Rent or
          --------------------
Additional Rent is not paid on or before the date the same is due, it shall bear interest (as Additional Rent) from the date due until the date paid at the Default Rate (as defined in Section 8.4). In addition, if any installment of Annual Fixed Rent or Additional Rent is unpaid for more than five (5) days after the date due, Tenant shall pay to Landlord a late charge equal to the greater of One Hundred Dollars ($100) or three percent (3%) of the delinquent amount provided however such late charge shall not apply to the first late payment made in any twelve-month period provided it is paid in full within seven (7) days after notice of default. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing and administration of each delinquent payment by Tenant, but the payment of such late charges shall not excuse or cure any default by Tenant under this Lease. Absent specific provision to the contrary, all Additional Rent shall be due and payable in full ten (10) days after demand by Landlord.

     4.7  Security Deposit. Upon execution of this Lease, Tenant shall deposit
          ----------------
with Landlord the Security Deposit. The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

     Tenant shall have the right to post the Security Deposit (as the same may have been reduced in accordance with Article I hereof) in the form of a letter of credit (the "Letter of Credit"), which shall (a) be unconditional and
                ----------------
irrevocable and otherwise in form and substance reasonably satisfactory to Landlord; (b) be at all times in the amount of the Security Deposit, and shall permit multiple draws without a corresponding reduction in the amount of the Letter of Credit; (c) be issued by a commercial bank reasonably acceptable to Landlord from time to time; (d) be made payable to, and expressly transferable and assignable at no charge by, Landlord; (e)
be payable at sight upon presentment to a branch of the issuer in the City of Austin, Texas of a simple sight draft accompanied by a certificate of Landlord stating either that Tenant is in default under this Lease or that Landlord is otherwise permitted to draw upon such Letter of Credit under the express terms of this Lease, and the amount that Landlord is owed (or is permitted to draw) in connection therewith; and (f) shall either expire thirty (30) days following the expiration of the term of this Lease, or be replaced not less than thirty (30) days prior to the expiration of the then current Letter of Credit so that the original Letter of Credit or a replacement thereof shall be in full force and effect throughout the term of this Lease and for a period of thirty (30) days thereafter. Tenant shall deliver to Landlord any replacement Letter of Credit not less than thirty (30) days prior to the expiration of the then current Letter of Credit. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under Section 8.1 hereof, shall not apply if Tenant fails to comply with the requirements of subsection (f) above, in which event, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security deposit, provided, Tenant shall have the right, at any time during the Term, to deliver a replacement Letter of Credit to Landlord meeting the requirements of this paragraph, and upon receipt of such replacement Letter of Credit, Landlord shall return promptly to Tenant the amount of cash security deposit then being held by Landlord. Each Letter of Credit shall be issued by a commercial bank that (i) has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation and (ii) maintains an office in the City of Austin at which such Letter of Credit may be presented for payment (an "Austin Office"). If the
                                                        -------------
issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of the issuer changes in any other materially adverse way or if the issuer ceases to maintain an Austin Office, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute Letter of Credit that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute Letter of Credit within ten (10) days after Landlord's written demand therefor (with no other notice, or grace or cure period being applicable thereto) shall entitle Landlord immediately to draw upon the existing Letter of Credit in full, without any further notice to Tenant.

     If the Annual Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Annual Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant; and Tenant shall forthwith upon demand restore the Security Deposit to the original sum deposited. So long as Tenant shall not be in default of its obligations under this Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this Section 4.7, to Tenant promptly following the expiration or earlier termination of the term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the Security

Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this
Section 4.7 and the return thereof in accordance herewith. The holder of a mortgage on the Property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit.

                                   Article 5

                              Landlord's Covenants
                              --------------------

     5.1  Affirmative Covenants.  Landlord shall, during the term of this Lease
          ---------------------
provide the following:

          5.1.1 Heat and Air-Conditioning. Landlord shall furnish heat,
                -------------------------
ventilation and air-conditioning ("HVAC") to the Premises sufficient to maintain
                                   ----
the Premises at comfortable temperatures for general office use, subject to all federal, state and municipal regulations. If Tenant shall require HVAC service outside the hours and days above specified, Landlord may furnish such service and Tenant shall pay therefor such charges as may from time to time be in effect. In the event Tenant locates an excessive number of persons or heat-generating equipment in the Premises which overloads the capacity of the Building HVAC systems or in any other way interferes with such system's ability to perform adequately its proper functions, supplementary systems may, if and as needed, at Landlord's option, be provided by Landlord, at Tenant's expense. Landlord shall have no responsibility for providing any service from separate HVAC Equipment, as defined in Section 6.1.3.

          5.1.2  Electricity. Landlord shall cause the Premises to be connected
                 -----------
to a source for the provision of electrical current.

          5.1.3  Cleaning; Water.  Landlord shall provide cleaning, maintenance
                 ---------------
and landscaping to the Premises (including snow removal to the extent necessary to maintain reasonable access to the Building) in accordance with standards generally prevailing throughout the term hereof in comparable office buildings in the greater Austin, Texas area; and furnish water for ordinary drinking, lavatory and toilet facilities and cause the Premises to be cleaned in accordance with standards of comparable office buildings in the greater Austin, Texas area.

          5.1.4  Elevator and Lighting. Landlord shall furnish passenger
                 ---------------------
elevator service from the lobby to the Premises; purchase and install all building standard lamps, tubes, bulbs, starters and ballasts for lighting fixtures in the Premises; and provide lighting to public and common areas of the Property.

          5.1.5  Repairs and Maintenance. Except as otherwise expressly provided
                 -----------------------
herein, Landlord shall make such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, and to the base building plumbing, electrical and HVAC equipment and elevators as may be necessary to keep them in good repair and condition and in material compliance with applicable law (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Subsection 6.1.3 hereof and repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees). Landlord shall provide maintenance and landscaping to the exterior common areas of the Building in accordance with standards generally prevailing throughout the term hereof in comparable office buildings in the Austin, Texas area.

          5.1.6  Landlord Indemnity. Subject to all limitations, waivers,
                 ------------------
exclusions and conditions contained in this Lease (each of which shall control in the event of any conflict or inconsistent with this Section 5.1.6), Landlord shall indemnify Tenant from and against any and all claims asserted by or on behalf of any third party on account of personal injury or death arising out of the negligence or other wrongful conduct of Landlord or its agents, contractors or employees during the term of this Lease. In respect of the foregoing, Landlord shall indemnify Tenant from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant and at Landlord's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Tenant.

          5.1.7  Landlord's Insurance. At all times during the term, Landlord,
                 --------------------
as part of the Operating Costs, shall, so long as available at commercially reasonable rates and terms keep in full force and effect the following insurance:

                 (1) standard form so-called extended coverage property insurance on the Building, in an amount not less than the full replacement value thereof (subject to the deductibles and excluding any leasehold improvements performed by Tenant); and

                 (2) any combination of commercial general liability insurance (or an equivalent), excess liability and/or umbrella liability insurance in the amount of Five Million Dollars ($5,000,000), combined single limit, for injury to, or death of, one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence.

     5.2  Interruption.  Landlord shall be under no responsibility or liability
          ------------
for failure, interruption or unavailability of any services, facilities, utilities, repairs or replacements or inability to provide access or inability to perform any other obligation under this Lease caused by breakage, accident, fire, flood or other casualty, strikes or other labor trouble, order or regulation of or by any governmental authority, inclement weather, repairs, inability to obtain or shortages of supplies, labor or materials, war, civil commotion or other emergency, transportation difficulties or due to any act or neglect of Tenant or Tenant's servants, agents, employees or licensees or for any other cause beyond the reasonable control of Landlord, and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease, except as provided in Article 7.

     Landlord shall use all reasonable efforts to minimize the duration of any interruption of services to be provided by Landlord. Notwithstanding the foregoing, if due to Landlord's default, negligence or other wrongful conduct,
(i) the Premises or any portion thereof are unusable by Tenant as a result of the lack, for a period of more than five (5) consecutive Business Days following notices form Tenant of (a) water, sewer, elevator service, access or electricity or (b) the performance of repairs which Landlord is obligated to perform pursuant to Section 5.1.5, and (ii) Tenant shall, concurrently with the giving of such notice, discontinue use of the Premises or the portion thereof which is unusable as a result (other than for sporadic purposes such as salvage, security or retrieval of property), then the Annual Fixed Rent and Additional Rent on account of Taxes and Operating Costs shall be equitably abated for such portion of the Premises rendered unusable for the period commencing on the expiration of such five Business Day period and ending on the date that the Premises (or such portion) is rendered usable. If more than fifty percent (50%) of the Premises is rendered unusable and if Tenant shall vacate the entire Premises, then the aforesaid abatement shall be a full abatement. Any notice from Tenant pursuant to the first sentence of this paragraph shall expressly state that the failure of Landlord to cure any claimed default timely shall give rise to Tenant's rights of rent abatement.

     Landlord reserves the right temporarily (up to twenty-four (24) hours) to stop the services of the HVAC, plumbing, electrical or other mechanical systems or facilities in the Building when necessary from time to time by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use reasonable efforts to give to Tenant at least three (3) days' notice if service is to be stopped, except in cases of emergency.

     5.3  Outside Services. In the event Tenant wishes to obtain services or to
          ----------------
hire vendors relating to the Premises, Tenant shall first obtain the prior approval of Landlord (which approval shall not be unreasonably withheld or delayed) for the installation and/or utilization of such services or vendors. ("Outside services" shall include, but shall not be limited to, utility
  ----------------
providers, security services, moving facilities, equipment installers, catering services and the like). Notwithstanding any Landlord approval of the installation and/or utilization of such services or vendors, such installation and utilization shall be at Tenant's sole cost, risk and expense.

     5.4  Parking.  Tenant shall be entitled at no additional cost to Tenant to
          -------
the use, in common with other tenants of the Property of a total of one hundred twenty (120) parking spaces in the parking lot and garage designated by Landlord for use by Tenant. All parking spaces which Tenant is permitted to use shall be on an unreserved, first-come, first-serve basis. Tenant shall, and shall cause its employees to, comply with all rules and regulations imposed from time to time by Landlord with respect to such parking. Furthermore, Tenant shall indemnify and hold Landlord harmless from and against all loss, cost, damage or expense arising out of the use by Tenant and any Tenant Entities (as defined in Section 6.2.8) of such parking paces.

                                   Article 6

                         Tenant's Additional Covenants
                         -----------------------------

     6.1  Affirmative Covenants.  Tenant shall do the following:
          ---------------------

          6.1.1  Perform Obligations.  Tenant shall perform promptly all of the
                 -------------------
obligations of Tenant set forth in this Lease; and pay when due the Annual Fixed Rent and Additional Rent and all other amounts which by the terms of this Lease are to be paid by Tenant.

          6.1.2 Use. Tenant shall, during the term of this Lease, use the
                ---
Premises only for the Permitted Uses and from time to time to procure and maintain all licenses and permits necessary therefor and for any other use or activity conducted at the Premises, at Tenant's sole expense. The Permitted Uses shall expressly exclude use for utility company offices, or employment agency or governmental or quasi-governmental offices.

          6.1.3 Repair and Maintenance. Tenant shall, during the term of this
                ----------------------
Lease, maintain the Premises in neat and clean order and condition and perform all repairs to the Premises and all fixtures, systems, and equipment therein (including Tenant's equipment and other personal property and any HVAC equipment serving all or any portion of the Premises to the exclusion of any other space in the Building ("Separate HVAC Equipment")) as are necessary to keep them in
                  -----------------------
good and clean working order, appearance and condition, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted and shall replace any damaged or broken glass in windows and doors of the Premises (except glass in the exterior walls of the Building) with glass of the same quality as that damaged or broken.

          6.1.4 Compliance with Law. Tenant shall, during the term of this
                -------------------
Lease, make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; keep the Premises safe and equipped with all safety appliances so required; and comply with, and perform all repairs, alterations, additions or replacements required by, the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises and arising out of any use being conducted in or on the Premises or arising out of any work performed by Tenant, except that Tenant may (but only so long as (i) Landlord shall not be subject to any fine or charge, (ii) neither the Premises nor any portion thereof shall be subject to being condemned or vacated and (iii) neither the Premises nor any portion thereof shall be subject to any lien or encumbrance) defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord assurance or security against any loss, cost or expense on account thereof in form and amount acceptable to Landlord.

          6.1.5 Indemnification. Tenant shall hold Landlord harmless, and
                ---------------
exonerate and indemnify Landlord from and against (i) any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of nuisance or injury, death, damage or loss to person or property in or upon the Premises and/or the Property and
(ii) any loss, cost, damage or expense incurred by Landlord (a) arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees, contractors, vendors, suppliers, invitees and customers of Tenant), (b) arising out of labor disputes with Tenant's employees or strikes, picketing or other similar actions, or (c) on account of or based upon anything whatsoever done on or occurring in the Premises during the term of this Lease except (and then only to the extent not subject to the provisions of the last paragraph of Subsection 4.4.3) if the same were caused by the gross negligence or willful misconduct of Landlord, its agents, servants or employees. In respect of the matters set forth in clause
(i), Tenant shall indemnify Landlord (and such others as are in privity of estate with Landlord) from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord.

          6.1.6 Landlord's Right to Enter. Tenant shall, during the term of this
                -------------------------
Lease, permit Landlord and its agents and invitees to enter into and examine the Premises at reasonable times and to show the Premises to prospective lessees, lenders, partners and purchasers and others having a bonafide interest in the Premises, and to make such repairs, alterations and improvements and to perform such testing and investigation as Landlord shall reasonably determine to make or perform, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises. Except in instances posing an imminent threat to life or property, and except as otherwise provided herein, Landlord shall endeavor to comply with Tenant's reasonable security requirements of which Tenant shall have given Landlord prior notice, to give Tenant reasonable notice (not less than twenty-four hours in advance) prior to making any unscheduled entry onto the Premises and to allow Tenant to accompany Landlord at any such entry provided, however, notwithstanding Section 10.1 to the contrary, such notice may be made orally to any employee or agent of Tenant.

          6.1.7 Personal Property at Tenant's Risk. Tenant shall, during the
                ----------------------------------
term of this Lease keep, at the sole risk and hazard of Tenant, all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which may be on the Premises, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, Tenant shall hold harmless and indemnify Landlord from and against any and all injury, loss, damage or liability to Tenant or to any other person or entity arising out of said loss or damage.

          6.1.8 Payment of Landlord's Cost of Enforcement. Tenant shall pay on
                -----------------------------------------
demand Landlord's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.5.

          6.1.9 Yield Up. Tenant shall, at the expiration or earlier termination
                --------
of the term of this Lease, surrender all keys to the Premises; remove all of its trade fixtures and personal property (including all Removables) in the Premises; remove such installations made (or if applicable, restore any items removed) by it as Landlord may request and all Tenant's signs wherever located; repair all damage caused by such removal and yield up the Premises

(including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration or earlier termination of the term of this Lease and prior to the performance by Tenant of its obligations under this subsection 6.1.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure or delay in surrendering the Premises as above provided.

          6.1.10 Rules and Regulations. Tenant shall, during the term of this
                 ---------------------
Lease, observe and abide by the Rules and Regulations of the Building set forth as Exhibit B, as the same may from time to time be amended, revised or supplemented (the "Rules and Regulations"). Tenant shall further be responsible
                   ---------------------
for compliance with the Rules and Regulations by the employees, servants, agents and visitors of Tenant.

          6.1.11 Estoppel Certificate. Tenant shall, within ten (10) days'
                 --------------------
following written request by Landlord, execute, acknowledge and deliver to Landlord a statement in form satisfactory to Landlord in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Annual Fixed Rent and Additional Rent and other charges have been paid, and any other matter pertaining to this Lease. Any such statement delivered pursuant to this subsection 6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Property, or any prospective assignee of such mortgage.

          6.1.12 Landlord's Expenses For Consents. Tenant shall reimburse
                 --------------------------------
Landlord, as Additional Rent, promptly on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

          6.1.13 Financial Information. Tenant shall, from and after the Date of
                 ---------------------
this Lease and thereafter throughout the term of this Lease, provide Landlord with such information as to Tenant's financial condition and/or organizational structure as Landlord or the holder of any mortgage of the Property requires, within fifteen days of request.

     6.2  Negative Covenants.  Tenant shall not do the following.
          ------------------

          6.2.1  Assignment and Subletting.  Tenant shall not, without obtaining
                 -------------------------
Landlord's consent, which consent may be withheld in its sole discretion except as hereinafter provided, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or the Premises to be offered or advertised for assignment or subletting. Any transfer of the stock or partnership or beneficial interests or other evidences of ownership of Tenant or the issuance of additional stock or partnership or beneficial interests or other indicia of ownership in Tenant or any transactions pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other entity shall be deemed to be an assignment of this Lease; provided, however, that any transaction pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred shall not require Landlord's consent, if (w) after any such transaction or transfer, the successor to Tenant or the transferee of or successor to any of Tenant's rights hereunder has a tangible net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the Date of this Lease, (x) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (y) in the case of a sale of assets, proof satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transfer that substantially all of Tenant's assets shall be sold to such transferee, and (z) the assignee, transferee or successor agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the terms of this Lease including, without limitation, the covenants contained in this Subsection. In addition, Tenant may, upon not less than ten (10) days prior notice to Landlord, sublease all or any portion of the Premises to any entity which controls, is controlled by or is under common control with the Tenant identified in Section
1.1 (such entity being an "Affiliate"). Any sublease to an Affiliate shall, at
                           ---------
Landlord's election, be terminated if the subtenant shall cease to be an Affiliate, and any sublease shall so provide. The term "control" shall mean the
                                                        -------
ownership, directly or indirectly, of more than seventy-five percent (75%) of the outstanding voting stock of a corporation or other equity interest if Tenant is not a corporation.

     In the event that Tenant shall intend to enter into a sublease which is not to an Affiliate, then Tenant shall, not sooner than one hundred twenty (120) days, and not later than forty-five (45) days, prior to the proposed effective date of such sublease, give Landlord notice of such intent, identifying the proposed subtenant, all of the terms and conditions of the proposed sublease and such other information as the Landlord may reasonably request. Landlord may elect (i) to terminate the term of this Lease if Tenant intends to sublease more than fifty percent (50%) of the Premises or (ii) to exclude from the Premises the portion thereof to be sublet by giving notice to Tenant of either such election not later than thirty (30) days after receiving notice of such intent from Tenant. If Landlord shall give such notice within such thirty (30) day period, upon the later to occur of (a) the proposed date of commencement of such proposed sublease, or (b) the date which is ten (10) days after Landlord's notice, the term of this Lease shall terminate or (as applicable), the Premises shall be reduced to exclude the portion of the Premises intended for subletting, in which case Annual Fixed Rent and Tenant's Percentage shall be correspondingly reduced. Tenant shall pay, as Additional Rent, all costs of separating the area to be excluded from the remainder of the Premises (including all demising costs and any separation of utilities). Tenant shall only be required to pay its pro-rata share (measured by the remaining rentable area of the Premises divided by 30,000 square feet) of Operating Costs and Taxes for the Premises as initially demised, and all areas and facilities of the Premises as initially demised which would be considered "common areas and facilities" of a multi-tenanted property including but without limitation lobbies, loading docks and hallways shall thereafter no longer be leased to Tenant for its exclusive use, but shall only be used by Tenant in common with the other tenant(s) of the Building. In furtherance of the foregoing, Tenant shall only have the right to use its pro-rata share of the parking spaces in the parking lot of the Building. If Landlord shall give its consent, Tenant may enter into such sublease on the terms and conditions set forth in such notice from Tenant within the following thirty (30) days. If Tenant shall not enter into such sublease within such following thirty (30) day period and shall still desire to enter into any sublease, or if Tenant shall change the terms and conditions thereof following the date of Tenant's notice to Landlord, the first sentence of this paragraph shall again become applicable.

     If Landlord shall not elect to exclude from the Premises the area to be sublet or to terminate the term of this Lease pursuant to the preceding paragraph, then Landlord shall not unreasonably withhold its consent to up to two (2) subtenants of the Premises at any time, provided that the proposed subtenant(s) (i) have a credit worthiness and reputation reasonably acceptable to Landlord, and (ii) shall use the Premises for the Permitted Uses, (iii) shall not use the Premises for a purpose or in a manner which is inconsistent with Landlord's commitments to other tenants of the Property.

     If this Lease is assigned or if the Premises or any part thereof are sublet (or occupied by any party other than Tenant and its employees) Landlord, after default by Tenant hereunder, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Annual Fixed Rent and Additional Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Lease.

     Any sublease of all or any portion of the Premises shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate, and that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any mortgagee of the Property, as holder of a mortgage or as Landlord under this Lease if such mortgagee succeeds to that position, shall (a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, or
(c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually received by Landlord, (f) be bound by any obligation to make any payment to such subtenant or grant any credits, (g) be responsible for any monies owing by Landlord to the credit of Tenant or (h) be required to remove any person occupying the Premises or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1.

     Tenant shall not enter into, nor shall it permit any person having an interest in the possession, use, occupancy or utilization of any part of the Premises to enter into, any sublease, license, concession, assignment or other agreement for use, occupancy or utilization of the Premises (i) which provides for rental or other compensation based on the income or profits derived by any person or on any other formula such that any portion of such sublease rental, or other consideration for a license, concession, assignment or other occupancy agreement, would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code or any similar or successor provision thereto, or would otherwise disqualify Landlord for treatment as a real estate investment trust under Sections 856-869 of the Internal Revenue Code, (ii) under which fifty percent (50%) or more of the total rent or other compensation received by Tenant is attributable to personal property or (iii) which would otherwise be subject to the prohibitions of
Section 406 of ERISA or result in imposition of any tax pursuant to Section 511 or Section 4975 of the Internal Revenue Code; and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffectual as a conveyance of any right or interest in the possession, use, occupancy or utilization of such part of the Premises.

     No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease. No assignment, subletting or occupancy shall affect the Permitted Uses. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this Subsection 6.2.1 shall be voidable at Landlord's option.

     If the rent and other sums (including, without limitation, all monetary payments plus the reasonable value of any services performed or any other thing of value given by any assignee or subtenant in consideration of such assignment or sublease), either initially or over the term of any assignment or sublease, payable by such assignee or subtenant (other than an Affiliate) on account of an assignment or sublease of all or any portion of the Premises exceed the sum of
(i) Annual Fixed Rent plus Additional Rent called for hereunder plus (ii) such reasonable amounts (amortized over the term of such sublease) as shall have been expended by Tenant for brokerage and legal fees and construction costs to the space to be sublet or assigned, called for hereunder with respect to the space assigned or sublet, Tenant shall pay to Landlord as Additional Rent one hundred percent (100%) of such excess payable monthly at the time for payment of Annual Fixed Rent. Nothing in this paragraph shall be deemed to abrogate the provisions of this

Subsection 6.2.1 and Landlord's acceptance of any sums pursuant to this paragraph shall not be deemed a granting of consent to any assignment of the Lease or sublease of all or any portion of the Premises.

          6.2.2 Nuisance. Tenant shall not injure, deface or otherwise harm the
                --------
Premises; nor commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance or which is liable to render necessary any alteration or addition to the Building; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

          6.2.3 Floor Load; Heavy Equipment. Tenant shall not place a load upon
                ---------------------------
any floor of the Premises exceeding the lesser of the floor load capacity which such floor was designed to carry or which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment which cause vibration or noise shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight or fixtures into or out of the Premises without Landlord's prior consent which consent may include a requirement to provide insurance naming Landlord, and the holder of any mortgage affecting the Property, as additional insureds, in such amount as Landlord reasonably requires. If any such safe, machinery, heavy equipment, freight, or fixtures requires special handling, Tenant agrees to employ only persons holding a master rigger's license to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant hereby agrees to exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Tenant shall schedule such moving at such times as Landlord shall reasonably designate.

          6.2.4 Electricity. Tenant shall not connect to the electrical
                -----------
distribution system serving the Premises (i) a total load exceeding the lesser of the capacity of such system or the maximum load permitted from time to time under applicable governmental regulations or (ii) any fixtures, appliances or equipment other than telephone systems, dictation and transcription machines, photocopy, facsimile and shredding machines, personal computers, file servers, printers, scanners, modems and other customary computer peripherals, small office refrigerators, coffee makers, toasters, toaster ovens and microwave ovens, typewriters, calculators, adding machines, desk lamps, pencil sharpeners, clocks, and radios. The capacity of the electrical distribution system serving the Premises shall be the lesser of (a) the capacity of the branch of the system serving the Premises exclusively or (b) the allocation to the Premises of the capacity of the system serving the entire Building, Landlord and Tenant agreeing that such capacity shall be allocated equally over the entire rentable area of the Building.

          6.2.5 Installation, Alterations or Additions. Tenant shall not make
                --------------------------------------
any installations, alterations or additions in, to or on the Premises nor to permit the making of any holes in the walls, partitions, ceilings or floors without on each occasion obtaining the prior consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. All installations, alterations and additions to the Premises by Tenant shall (i) be performed in a good and workmanlike manner by contractors approved in advance by Landlord and in compliance with the provisions of Exhibit C and all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws, (ii) be made at Tenant's sole cost and expense and at such times and in such a manner as Landlord may from time to time designate, and
(iii) except as provided herein, become part of the Premises and the property of Landlord without being deemed additional rent for tax purposes, Landlord and Tenant agreeing that Tenant shall be treated as the owner for tax purposes until the expiration or earlier termination of the term hereof, subject to Landlord's rights pursuant to Section 6.1.7 to require Tenant to remove the same at or prior to the expiration or earlier termination of the term hereof. Notwithstanding the foregoing, the installation, addition and subsequent alteration of self-contained HVAC systems, back-up power supply systems, satellite dishes, servers, and related readily removable improvements, to the extent paid for by Tenant and not reimbursed as part of Landlord's Contribution (herein referred to as "Removables") shall not become part of the Premises and
                        ----------
the property of Landlord, but shall remain the property of Tenant. Tenant shall pay promptly when due the entire cost of any work to the Premises so that the Premises, Building and Property shall at all times be free of liens for labor and materials, and, at Landlord's request, Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any such work will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrances that may arise out of such work. Prior to the commencement of any such work, and throughout and until completion thereof, Tenant shall maintain, or cause to be maintained, the insurance required by Exhibit D, all with coverage limits as stated therein or such higher limits as shall be reasonably required by Landlord. In addition, Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Whenever and as often as any mechanic's or materialmen's lien shall have been filed against the Property based upon any act of Tenant or of anyone claiming through Tenant, Tenant shall within three (3) days of notice from Landlord to Tenant take such action by bonding, deposit or payment as will remove or satisfy the lien.

     In the event that, at Tenant's request, Landlord or any of its agents, employees or contractors provide advice, assistance or otherwise become involved with any installations, alterations or additions in, to or on the Premises, Tenant shall pay to Landlord, promptly upon the completion of such work, an administrative fee (the "Administrative Fee") in an amount equal to ten percent
                         ------------------
(10%) of the entire cost of such work.

     Tenant shall not, at any time, directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer in the Premises, if such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

          6.2.6 Abandonment. Tenant shall not abandon or vacate the Premises
                -----------
during the term.

          6.2.7 Signs. Tenant shall not paint or place any signs or place any
                -----
curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises.

          6.2.8 Oil and Hazardous Materials. Tenant shall not introduce on or
                ---------------------------
transfer to the Premises or Property, any Hazardous Materials (as hereinafter defined); nor dump, flush or otherwise dispose of any Hazardous Materials into the drainage, sewage or waste disposal systems serving the Premises or Property; nor generate, store, use, release, spill or dispose of any Hazardous Materials in or on the Premises or the Property, or to transfer any Hazardous Materials from the Premises to any other location; and Tenant shall not commit or suffer to be committed in or on the Premises or Property any act which would require any reporting or filing of any notice with any governmental agency pursuant to any statutes, laws, codes, ordinances, rules or regulations, present or future, applicable to the Property or to Hazardous Materials.

     Tenant agrees that if it or any subtenant or any of its subtenants, employees, contractors agents or invitees (collectively, "Tenant Entities")
                                                          ---------------
shall store, release, spill, dispose of or transfer to the Premises or Property any Hazardous Materials, it shall forthwith remove the same, at its sole cost and expense, in the manner provided by all applicable Environmental Laws (as hereinafter defined), regardless of when such Hazardous Materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such Hazardous Materials and shall forthwith repair and restore any portion of the Premises or Property which it shall disturb in so removing any such Hazardous Materials to the condition which existed prior to Tenant's disturbance thereof by any Tenant Entities.

     Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received from any governmental agency or official concerning any violation of any Environmental Laws or with respect to any Hazardous Materials affecting the Premises or Property. In addition, Tenant shall, within ten (10) days of receipt, accurately complete any questionnaires from Landlord or other informational requests relating to Tenant's use of the Premises and, in particular, to Tenant's use, generation, storage and/or disposal of Hazardous Materials at, to, or from the Premises.

     Tenant shall indemnify, defend (by counsel satisfactory to Landlord), protect, and hold Landlord free and harmless from and against any and all claims, or threatened claims, including without limitation, claims for death of or injury to any person or damage to any property, actions, administrative proceedings, whether formal or informal, judgments, damages, punitive damages, liabilities, penalties, fines, costs, taxes, assessments, forfeitures, losses, expenses, attorneys' fees and expenses, consultant fees, and expert fees that arise from or are caused in whole or in party, directly or indirectly, by (i) as a result of the act or failure to act of the Tenant Entities, the presence or suspected presence in, on, under or about the Premises or discharge in or from the Premises of any Hazardous Materials, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, or (ii) Tenant's failure to comply with any Environmental Laws. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs (including, without limitation, capital, operating and maintenance costs) incurred in connection with any investigation or monitoring of site conditions, repair, cleanup, containment, remedial, removal or restoration work, or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of this Section 6.2.8, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be attributable to Tenant.

     The term "Hazardous Materials" shall mean and include any oils, petroleum
               -------------------
products, asbestos, radioactive, biological, medical or infectious wastes or materials, and any other toxic or hazardous wastes, materials and substances which are defined, determined or identified as such in any Environmental Laws, or in any judicial or administrative interpretation of Environmental Laws.

     "Environmental Laws" shall mean any and all federal, state and municipal
      ------------------
statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

                                   Article 7

                              Casualty or Taking
                              ------------------

     7.1 Termination. In the event that the Premises, or any material part
         -----------
thereof shall be destroyed or damaged by fire or casualty, shall be taken by any public authority or for any public use or shall be condemned by the action of any public authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within sixty (60) days after the date of the taking or casualty.

     In the event that (i) at least twenty-five percent (25%) of the Premises is damaged by fire or other casualty to such an extent that the repairs required to be made by Landlord pursuant to Section 7.2 could not reasonably be expected to be completed in the ordinary course, or are not actually substantially completed, within nine (9) months of the fire or other casualty, or (ii) at least twenty-five percent (25%) of the Premises is taken by any exercise of eminent domain for all or substantially all of the remaining term of this Lease, then in either case Tenant shall have the right to terminate the term of this Lease by giving notice of its desire to do so to Landlord within thirty (30) days after such damage or taking or the expiration of such nine-month period (as applicable); and in the event that at least twenty-five percent (25%) of the Premises is damaged by fire or other casualty in the last year of the term of this Lease (as the same may have been extended pursuant to Section 2.3) to such an extent that the repairs required to be made by Landlord pursuant to Section 7.2 could not reasonably be expected to be completed within the lesser of three (3) months or half of the remaining term from the date of fire or other casualty, Tenant may elect to terminate the term of this Lease by notice to Landlord within ten (10) days after the date of fire or other casualty, whereupon in any such case on the date thirty (30) days after the giving of such notice, the term of this Lease shall terminate with the same force and effect as if such date were the date on which the term of this Lease were scheduled to expire by effluxion of time. Notwithstanding the foregoing to the contrary, Tenant shall have no right to terminate the term of this Lease due to a fire or other casualty if the cause thereof was due to the gross negligence or other willful conduct of any Tenant Entity or any other occupant permitted on the Premises by Tenant.

     7.2 Restoration. If neither Landlord nor Tenant shall elect to so
         -----------
terminate, this Lease shall continue in force and (so long as the damage is not caused by the negligence or other wrongful act of Tenant or its employees, agents, contractors or invitees) a just proportion of the Annual Fixed Rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises (excluding any improvements to the Premises made at Tenant's expense), or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such destruction, taking, or condemnation and subject to zoning and building laws or ordinances then in existence. "Net proceeds of insurance recovered or damages awarded" refers to
            ------------------------------------------------------
the gross amount of such insurance or damages actually made available to Landlord (and not retained by any Superior Lessor or Superior Mortgagee) less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

     7.3 Award. Irrespective of the form in which recovery may be had by law,
         -----
all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                   Article 8

                                   Defaults
                                   --------

     8.1 Default of Tenant. (a) (I) If Tenant shall default in its obligations
         -----------------
to pay the Annual Fixed Rent or Additional Rent or any other charges under this Lease when due or shall default in complying with its obligations under Subsection 6.1.11 of this Lease and if any such default shall continue for ten
(10) days after notice from Landlord designating such default, or (II) if as promptly as possible but in any event within thirty (30) days after notice from Landlord to Tenant specifying any default or defaults other than those set forth in clause (I) Tenant has not cured the default or defaults so specified; or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors; or (c) if Tenant's leasehold interest shall be taken on execution; or (d) if an involuntary encumbrance shall be filed against Tenant's leasehold interest and shall not be discharged within ten (10) days thereafter; or (e) if a petition shall be filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect; or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code shall be filed against Tenant or any guarantor of Tenant and such involuntary petition shall not be dismissed within thirty (30) days thereafter; or (g) if a custodian or similar agent shall be authorized or appointed to take charge of all or substantially all of the assets of Tenant or any guarantor of Tenant; or (h) if Tenant or any guarantor of Tenant dissolves or shall be dissolved or shall liquidate or shall adopt any plan or commence any proceeding, the result of which is intended to include dissolution or liquidation; or (i) if any order shall be entered in any proceeding by or against Tenant or any guarantor of Tenant decreeing or permitting the dissolution of Tenant or any guarantor of Tenant or the winding up of its affairs; or (j) if Tenant shall fail to pay any installment of Annual Fixed Rent or Additional Rent when due, Tenant shall cure such default within the grace period provided in clause (a)
(I) above (or with Landlord's approval after the expiration of such grace period) and Tenant shall, within the next year following the date such initial defaulted payment was first due, fail more than twice to pay any installment of Annual Fixed Rent or Additional Rent when due, then, and in any of such cases indicated in clauses (a) through (j) hereof (collectively and individually, a "Default of Tenant"), Landlord may, in addition to and not in derogation of any
 -----------------
remedies for any preceding breach of covenant, immediately or at any time thereafter give notice to Tenant terminating this Lease and the term hereof, which notice shall specify the date of termination, whereupon on the date so specified, the term of this Lease and all of Tenant's rights and privileges under this Lease shall expire and terminate but Tenant shall remain liable as hereinafter provided.

     8.2 Remedies. In the event of any termination pursuant to Section 8.1,
         --------
Tenant shall pay the Annual Fixed Rent, Additional Rent and other charges payable hereunder up to the time of such termination. Thereafter, whether or not the Premises shall have been re-let, Tenant shall be liable to Landlord for, and shall pay to Landlord the Annual Fixed Rent, Additional Rent and other charges which would be payable hereunder for the remainder of the term of this Lease had such termination not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees and expenses, advertising costs, administration expenses, alteration costs, the value of any tenant inducements (including but without limitation free rent, moving costs, and contributions toward leasehold improvements) and any other expenses incurred in preparation for such reletting. Tenant shall pay such damages to Landlord monthly on the days on which the Annual Fixed Rent, Additional Rent or other charges would have been payable hereunder if the term of this Lease had not been so terminated.

     At any time after such termination, in lieu of recovering damages pursuant to the provisions of such immediately preceding paragraph with respect to any period after the date of demand therefor, at Landlord's election, Tenant shall pay to Landlord the greater of (i) the amount, if any, by which (A) the Annual Fixed Rent, Additional Rent and other charges which would be payable hereunder from the date of such demand to the end of what would be the then unexpired term of this Lease had such termination not occurred, shall exceed (B) the then fair rental value of the Premises for the same period or (ii) an amount equal to the lesser of (x) the Annual Fixed Rent, Additional Rent and other charges that would have been payable for the remainder of the term of this Lease had such termination not occurred or (y) the aggregate of the Annual Fixed Rent, Additional Rent and other charges accrued in the twelve (12) months ended next prior to such termination (without reduction for any free rent or other concession or abatement) except that in the event the term of this Lease is so terminated prior to the expiration of the first full year of the term of this Lease, the damages which Landlord may elect to recover pursuant to clause (ii) (y) of this paragraph shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date and there had been no so-called free rent or other rental concession or any rental abatement.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

     In case of any Default of Tenant, re-entry, expiration and repossession by summary proceedings or otherwise, Landlord may (i) relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting.

     To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

     8.3 Other Remedies. In the event of any Default of Tenant and at any time
         --------------
prior to Landlord's election to terminate the term of this Lease, Landlord may change the locks of the Premises without Tenant's consent, whereupon Landlord shall post a notice on the door of the Premises informing Tenant where a new key may be obtained. Landlord shall, however, be under no obligation to furnish Tenant with a new key for the Premises unless and until Tenant has cured the Default of Tenant and Tenant waives any and all duties and/or liabilities imposed upon Landlord by Section 93.002 of the Texas Property Code. In the event of any Default of Tenant at any time prior to Landlord's election to terminate the term of this Lease, Landlord may terminate Tenant's right to possession of the Premises, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying any portion of the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and without terminating the Lease. Landlord shall be under no obligation to, but may relet the Premises and receive the rent therefor under terms and conditions acceptable to

Landlord in its sole discretion and judgment. In the event of such election by Landlord, Tenant shall pay to Landlord within ten (10) days after written notice by Landlord sums equivalent to the Annual Fixed Rent and Additional Rent reserved hereunder less the avails of reletting, if any, or, at Landlord's option, upon notice to Tenant, Landlord may demand and Tenant shall become immediately liable to Landlord for the amount by which the Annual Fixed Rent and Additional Rent that would be payable by Tenant during the unexpired balance of the term of this Lease exceeds the fair market value of the Premises as of the time of the Default of Tenant for such balance of the term of this Lease. Tenant shall also pay within ten (10) days after notice, any amounts expended or incurred by Landlord for costs of reletting the Premises or any portion thereof, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alterations costs and the value of any tenant inducements (including but without limitation free rent, moving costs and contributions toward leasehold improvements). If Tenant's right to possession of the Premises is terminated, Tenant shall nonetheless remain liable (in addition to accrued liabilities) to the extent legally permissible for the Annual Fixed Rent and Additional Rent and all other charges Tenant would have been required to pay until the date this Lease would have expired had such termination of Tenant's right to possession of the Premises not occurred. Landlord shall have the right, at its option, to recover sums due hereunder through litigation or otherwise from time to time on one or more occasions without being obligated to wait until the expiration of the term of this Lease before filing suit. Notwithstanding Landlord's exercise of the remedy set forth in this Section 8.3, Landlord shall have the continuing right, at its option, to terminate the term of this Lease in accordance with Section 8.1 and to recover any amounts provided in Section 8.2.

     8.4 Remedies Cumulative. Except as expressly provided otherwise in Section
         -------------------
8.2, any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages, for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     8.5 Landlord's Right to Cure Defaults. Landlord shall have the right, but
         ---------------------------------
shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease (irrespective of whether the same shall have ripened into a Default of Tenant), and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand, as Additional Rent, all such sums including reasonable attorneys fees, together with interest thereon at a rate (the "Default Rate") equal to the lesser of 6% over the Prime Rate or the
           ------------
maximum rate allowed by law. Landlord shall not exercise such right unless either a Default of Tenant has occurred or the breach by Tenant has resulted in an imminent threat to life or property or exposure of Landlord to actual or potential liability. "Prime Rate" shall mean the annual floating rate of
                      ----------
interest, determined daily and expressed as a percentage from time to time announced by the largest national or state-chartered banking institution then having its principal office in the City of Austin, Texas and announcing such a rate. If the largest national or state-chartered banking institution having its principal offices in the City of Austin, Texas is announcing such a floating rate, "Prime Rate" shall mean a rate of
       ----------
interest, determined daily, which is two (2) percentage points above the 14-day moving average closing trading price of 90-day Treasury Bills.

     8.6 Holding Over. Any holding over by Tenant after the expiration or early
         ------------
termination of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to one and three quarters times the greater of the fair market rental value for the Premises on a month-to-month basis or the Annual Fixed Rent in effect immediately prior to the expiration or earlier termination of the term plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. Otherwise, all of the covenants, agreements and obligations of Tenant applicable during the term of this Lease shall apply and be performed by Tenant during such period of holding over as if such period were part of the term of this Lease.

     8.7 Effect of Waivers of Default. Any consent or permission by Landlord to
         ----------------------------
any act or omission by Tenant shall not be deemed to be consent or permission by Landlord to any other similar or dissimilar act or omission and any such consent or permission in one instance shall not be deemed to be consent or permission in any other instance.

     8.8 No Waiver, Etc. The failure of Landlord or Tenant to seek redress for
         --------------
violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     8.9 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum
         --------------------------
than the Annual Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                   Article 9

                               Rights of Holders
                               -----------------

     9.1  Rights of Mortgagees or Ground Lessor.  This Lease, and all rights of
          -------------------------------------
Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages, which may now or hereafter affect the Premises or the Property and/or any such lease, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and all consolidations of such mortgages provided that as a condition of such subordination Tenant shall receive from the lessor or holder thereof a so-called nondisturbance agreement which agreement may be in the form customarily used by such lessor or holder, or if no such form exists, in any commercially reasonable form, subject to the conditions and limitations of Sections 9.1 and 9.2. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in
 --------------
interest, at the time referred to, is herein called "Superior Lessor"; and any
                                                     ---------------
mortgage to which this Lease is subject and subordinate, is herein called "Superior Mortgage" and the holder of a Superior Mortgage is herein called
 -----------------
"Superior Mortgagee". Landlord represents that as of the Date of this Lease it
 ------------------
holds fee title to the Property and no Superior Mortgage affects the Property.

     If any Superior Lessor or Superior Mortgagee or the nominee or designee of any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "Successor Landlord") and upon
                                                   ------------------
such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease) shall not be
(a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease occurring prior to such attornment, (b) responsible for any monies owing by or on deposit with Landlord (which shall not be deemed to include any letter of credit against which no draws have been made) to the credit of Tenant prior to such attornment, (c) subject to any counterclaim or setoff which accrued to Tenant against Landlord prior to such attornment, (d) bound by any modification of this Lease subsequent to such Superior Lease or Superior Mortgage, or by any previous prepayment of Annual Fixed Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Successor Landlord, (e) liable to the Tenant beyond the Successor Landlord's interest in the Premises, or (f) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by the Tenant. Tenant agrees at any time and from time to time to execute a reasonable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

     9.2 Modifications. If any Superior Lessor or Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease. In addition, and notwithstanding Section 9.1 to the contrary, any Superior Lessor or Superior Mortgagee may, at its option, subordinate the Superior Lease or Superior Mortgage of which it is the lessor or holder to this Lease by giving Tenant ten (10) days prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such Superior Lease or Superior Mortgage and no other documentation shall be necessary to effect such change.

                                  Article 10

                           Miscellaneous Provisions
                           ------------------------

     10.1 Notices. All notices, requests, demands, consents, approvals or other
          -------
communications to or upon the respective parties hereto shall be in writing and delivered by hand or mailed by certified or registered mail, return receipt requested, or a nationally recognized courier service that provides a receipt for delivery such as Federal Express, United Parcel Service or U.S. Postal Service Express Mail and shall be effective on the date delivered (or the first date such delivery is attempted and refused) in writing to the party to which such notice, request, demand, consent, approval or other communication is required or permitted to be given or made under this Lease, addressed if intended for Landlord, to the Original Address of Landlord set forth in Section
1.1 of this Lease with a copy by regular mail to Jennifer B. Clark, REIT Management Research, Inc., 400 Centre Street, Newton, Massachusetts 02458 (or to such other address or addresses as may from time to time hereafter be designed by Landlord by like notice); and if intended for Tenant, addressed to Tenant at the Property (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice). Notices from Landlord may be given by Landlord's attorney.

     10.2 Quiet Enjoyment; Landlord's Right to Make Alterations, Etc. Landlord
          ----------------------------------------------------------
agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord reserves the right at any time and from time to time, without the same constituting breach of Landlord's covenant of quiet enjoyment or an actual or constructive eviction, and without Landlord incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, improvements, repairs or replacements in or to the interior and exterior of the Building (including the Premises) and the fixtures and equipment thereof, and in or to the Property, or properties adjacent thereto, as Landlord may deem necessary or desirable, and to change (provided that there be no unreasonable obstruction of the right of access to the Premises by Tenant and that Landlord use commercially reasonable efforts to minimize, to the extent practical, any interference with the conduct of business at the Premises) the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, or other common areas of the Building and Property.

     Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer Landlord reasonably believes is entitled to such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

     10.3 Lease not to be Recorded.  Tenant agrees that it will not record this
          ------------------------
Lease. Both parties shall, upon the request of either (and at the expense of the requesting party), execute and deliver a notice or short form of this Lease in such form, if any, as may be acceptable for recording with the land records of the governmental entity responsible for keeping such records for the City of Austin, Texas. In no event shall such document set forth the rent or other charges payable by Tenant pursuant to this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

     10.4 Assignment of Rents and Transfer of Title; Limitation of Landlord's
          -------------------------------------------------------------------
Liability.  Tenant agrees that the assignment by Landlord of Landlord's interest
---------
in this Lease, or the rents payable hereunder, whether absolute or conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder (subject to the limitations set forth in Section 9.1) only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

     The term "Landlord", so far as covenants or obligations to be performed by
               --------
Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Property, and in the event of any transfer or transfers of such title to said property, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Property. Notwithstanding the foregoing, in no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to Landlord or the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder. Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. The seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until such purchaser expressly assumes in writing the Landlord's obligations hereunder.

     Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Property, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord ever be personally liable for any such liability. In addition, Landlord hereby notifies Tenant that the Declaration of Trust of Hub Properties Trust provides, and Tenant agrees, that no trustee, officer, director, general or limited partner, member, shareholder, beneficiary, employee or agent (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) of Landlord shall be held to any liability, jointly or severally, for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to Landlord or arising out of any action taken or omitted for or on behalf of Landlord.

     10.5 Landlord's Default. Landlord shall not be deemed to be in default in
          ------------------
the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty
(30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder. In no event shall Landlord ever be liable to Tenant for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Tenant from whatever cause.

     Where provision is made in this Lease for Landlord's consent and Tenant shall request such consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord is expressly required not to withhold its consent unreasonably.

     10.6 Notice to Mortgagee and Ground Lessor. After receiving notice from any
          -------------------------------------
party that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

     10.7 Brokerage. Tenant warrants and represents that it has dealt with no
          ---------
broker in connection with the consummation of this Lease, other than Hill Partners and Leonard Rodell, and in the event of any brokerage claims or liens, other than by Hill Partners or Leonard Rodell, against Landlord or the Property predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

     10.8 Applicable Law and Construction.  This Lease shall be governed by and
          -------------------------------
construed in accordance with the laws of the state or district in which the Property is located and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which shall expressly refer to this Lease. All understandings and agreements heretofore made between the parties are merged in this Lease and any other such written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other such written agreement(s) made concurrently herewith. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and Tenant shall have no right to the Premises hereunder until the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons or parties are named as Tenant herein, each of such persons or parties shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent covenant and a condition and time is of the essence with respect to the exercise of any of Tenant's rights under this Lease. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment of Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord) and (subject to the provisions of Section 10.4) Landlord's indemnification obligation, shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

     WITNESS the execution hereof under seal on the day and year first above written.

                              LANDLORD:

                              HUB PROPERTIES TRUST



                              By:   /s/ JENNIFER B. CLARK
                                    ---------------------
                                    Name:  Jennifer B. Clark
                                    Title: Senior Vice President



                              TENANT:

                              NETPLIANCE INC.



                              By:   /s/JOHN F. McHALE
                                    -----------------
                                    Its Chairman and CEO



                              By:   /s/ BARBARA A. KACZYNSKI
                                    ------------------------
                                    Its Chief Financial Officer

                                   EXHIBIT B
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in or about the Building shall not be obstructed by Tenant.

2. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or fixed by Tenant on any window or part of the outside or inside of the Building without prior consent of Landlord.

3. Tenant shall not place a load upon any floor of the Building exceeding the lesser of the floor load which such floor was designed to carry or that allowed by law.

4. Tenant shall not waste electricity or water in the Building and shall cooperate fully with Landlord to assure the most effective operation of the Building HVAC system. All regulating and adjusting of HVAC equipment shall be done by the Landlord's agents or employees.

5. No additional or different locks or bolts shall be affixed on doors by Tenant. Tenant shall return all keys to Landlord upon termination of Tenant's lease. Tenant shall not allow peddlers, solicitors or beggars in the Building and shall report such persons to the Landlord.

6. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

7. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

8. Tenant shall not engage or pay any employees of the Building without approval from the Landlord. Tenant shall not employ any persons other than the janitor or employees of Landlord for the purpose of cleaning Premises without the prior written consent of Landlord.

9. All removals from the Building or the carrying in or out of the Building or the Premises of any freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the rules and regulations or provisions of Tenant's lease.

10. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

11. Tenant shall, at Tenant's expense, provide artificial light and electric current for the Landlord and/or its contractors, agents and employees during the making of repairs, alterations, additions or improvements in or to the demised premises.

12. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant.

13. Tenant may request a change in HVAC service by submitting a request in writing to the Building Manager's office by noon of the preceding workday.

14. Landlord reserves the right to establish, modify and enforce parking rules and regulations.

15. All refuse from the Premises shall be disposed of in accordance with the requirements established therefor by Landlord and no dumpster shall be overloaded by Tenant.

16. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional rules and regulations when in its judgment Landlord deems it necessary, desirable or proper for its best interest and for the best interest of tenants and other occupants and invitees thereof.

                                   EXHIBIT C
                                   ---------

                            ALTERATIONS REQUIREMENTS
                            ------------------------

A.   General
     -------

     1.   All alterations, installations or improvements ("Alterations") to be
                                                           -----------
          made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord.

     2. Tenant shall, prior to the commencement of any Alterations, submit for Landlord's written approval, complete plans of the Premises, or of the floor on which the Alterations are to occur, including mechanical, electrical, plumbing and architectural drawings. Drawings are to be complete with full details and specifications for all of the Alterations and shall be stamped by an architect licensed in the state or district in which the Property is located certifying compliance with building codes.

     3. The proposed Alterations must comply with the building code in effect for the City of Austin and the requirements, rules and regulations and any governmental agencies having jurisdiction.

     4. No work shall be permitted to commence without the Landlord being furnished with a valid permit from the building department and/or other agencies having jurisdiction in the City of Austin.

     5. All inquiries, submissions, approvals and all other matters shall be processed through the Building manager.

B.   Prior to Commencement of Work
     -----------------------------

     1. Tenant shall submit to the Building manager a request to perform the Alterations. The request shall include the following enclosures:

          (i) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

          (ii) Four complete sets of plans and specifications properly stamped by a registered architect or professional engineer certifying compliance with applicable building codes.

          (iii)     A properly executed building permit application form.

          (iv) Four executed copies of the Insurance Requirements agreement in the form set forth in Exhibit D from Tenant's contractor and if requested by Landlord, from the contractor's subcontractors.

          (v) Contractor's and subcontractor's insurance certificates including an indemnity in accordance with the Insurance Requirements agreement.

     2.   Landlord will return the following to Tenant:

          (i) Plans approved or returned with comments (Such approval or comments shall not constitute a waiver of Building Department approval or approval of other governmental agencies).

          (ii) Two fully executed copies of the Insurance Requirements agreement.

     3. Tenant shall obtain a building permit from the building department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original building permit on the Premises prior to the commencement of any work. All Alterations shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

C.   Requirements and Procedures
     ---------------------------

     1. All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

     2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

     3. Prior arrangements for elevator use shall be made with Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, such engineer shall be paid for by Tenant.

     4. If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative. No work will be performed in Building mechanical equipment rooms without Landlord's approval and under Landlord's supervision.

     5.   Tenant's contractor shall:

          (i) have a superintendent or foreman on the Premises at all times;

          (ii) police the job at all times, continually keeping the Premises orderly;

          (iii) maintain cleanliness and protection of all areas, including elevators and lobbies;

          (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work; and

          (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building HVAC system; and

     6. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work.

     7. All equipment and installations must be equal to the overall quality found in the Building. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord pursuant to Section 6.2.5 of the Lease.

     8. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

     9. Upon completion of the Alterations, Tenant shall submit to Landlord a permanent certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

     10. Tenant shall submit to Landlord a final "as-built" set of sepia drawings showing all items of Alterations in full detail.

     11. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

                                   EXHIBIT D
                                   ---------

                      CONTRACTOR'S INSURANCE REQUIREMENTS
                      -----------------------------------

Building:

Tenant:

Premises:

     The undersigned contractor or subcontractor ("Contractor") has been hired
                                                   ----------
by the tenant or occupant (hereinafter called "Tenant") of the Building named
                                               ------
above or by Tenant's contractor to perform certain work ("Work") for Tenant in
                                                          ----
the Premises identified above. Contractor and Tenant have requested the undersigned landlord ("Landlord") to grant Contractor access to the Building and
                       --------
its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

     1. Contractor agrees to indemnify and save harmless the Landlord, and if Landlord is a general or limited partnership each of the partners thereof, and if Landlord is a nominee trust the trustee(s) and all beneficiaries thereof, and all of their respective officers, employees and agents, from and against any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including death, at any time resulting therefrom and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this agreement but shall be applied only to the minimum extent required by law).

     2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

          (a) Workmen's Compensation and Employers Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

          (b) Commercial General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this agreement) for not less than the following limits:

     Bodily Injury:    $5,000,000 per person
                       $5,000,000 per occurrence

     Property Damage:  $5,000,000 per occurrence
                       $5,000,000 aggregate

          (c) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
     Work) for not less than the following limits:

     Bodily Injury:    $5,000,000 per person
                       $5,000,000 per occurrence

     Property Damage:  $5,000,000 per occurrence.

     Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

     3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

          (a) Commercial General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

          (b) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
     Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

     Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

     Agreed to and executed this        day of,                  2000.
                                 ------         ----------------

Contractor:                         Landlord:

By:                                 By:
   -------------------------------     -------------------------------

By:                                 By:
   -------------------------------     -------------------------------

                                   EXHIBIT E
                                   ---------

                              CLERK'S CERTIFICATE
                              -------------------

     I,                                   , the duly elected and acting
        ----------------------------------
[Secretary/Clerk] of                       , a            corporation (the
                     ----------------------    ----------
"Corporation"), hereby certify that:
 -----------
     (A) at a meeting of the board of directors of the Corporation held on in accordance with law and the Bylaws of the Corporation the
---------------
following resolutions were duly adopted:

     VOTED:    a.   To approve a lease of approximately        square feet of
                                                        ------
     space for terms of      years with respect to      in the building commonly
                        ----                      ------
     known as           in            , which lease grants the Corporation an
              ---------    -----------
     option to extend the term for     terms of    years each, substantially in
                                  -----        ----
     the form of the draft presented at this meeting, a copy of which shall be placed on file in the office of the [Secretary/Clerk] and be incorporated by reference in this vote;

               b. To authorize                     and                   , or
                               -------------------     ------------------
     any one of them (each hereinafter referred to as a "Signatory"), to execute
                                                         ---------
     and deliver in the name and on behalf of the Corporation the above-described lease and to execute and deliver all other documents, agreements and instruments, including, without limitation, notices of lease, and to take all other actions with respect to the foregoing which any Signatory, in such Signatory's discretion, shall determine to be necessary or appropriate to effect or secure the transactions contemplated herein, the execution and delivery of any of the foregoing or the taking of any such action to be conclusive evidence of such Signatory's determination and of the Signatory's authority so to do granted by this vote;

     (B) as of this date the following individuals are duly elected and qualified officers of the Corporation holding at this date, the offices specified next to their names and the signature next to each such name is such individual's true signature.

NAME                            OFFICE                           SIGNATURE
----                            ------                           ---------

------------------------------  -------------------------------  -------------------------------

------------------------------  -------------------------------  -------------------------------

     (C) The form of lease attached to this Certificate is the form referred to in the foregoing vote.

     (D) The resolutions set forth above are unmodified and continue to be in full force and effect and the Corporation has adopted no other resolutions in respect of the subject matter thereof.

     In witness whereof, I have hereunto set my hand and affixed the seal of the
Corporation this         day of                 , 2000.
                 -------        ---------------


                                   -----------------------------------
                                   [Secretary/Clerk]


                                       2